SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                        Date of Report: January 26, 2000

               (Date of earliest event reported: January 18, 2000)


                              TekInsight.Com, Inc.

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             (Exact name of registrant as specified in its charter)


     Delaware                      1-11568                      95-4228470
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(State or other jurisdiction      (Commission                 (IRS Employer
        of incorporation)        File Number)                Identification No.)





       5 Hanover Square               New York, NY                       10004
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       (Address of principal executive offices)                       (Zip Code)





Registrant's telephone number, including area code (212) 271-8511




                                       N/A

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          (Former name or former address, if changed since last report)

Item 5.       Other Information.

Pursuant to a Letter of Intent, dated January 18, 2000, between TekInsight.Com, Inc. ("Teks") and Data Systems Network Corporation ("Data Systems"), Teks and Data Systems agreed to enter into a proposed acquisition transaction calling for Data Systems to be merged into Astratek, Inc., a wholly owned and principal operating subsidiary of Teks (the "Merger"). In consideration for the Merger, Data Systems shareholders will receive a number of shares of a new class of Teks convertible Preferred Stock (convertible into Teks common stock on a one-to-one basis) proposed to be listed on the NasdaqSmall Cap market that will have a market value of between $12,500,000 and $18,000,000, with such value to be based upon the market price of Teks Common Stock at the time of Merger closing. The Merger will be subject to the usual and customary conditions to closing, including due diligence investigations, authorizing votes by the shareholders of Teks and Data Systems, satisfactory "fairness opinions" addressed to each of Teks and Data Systems and execution of a definitive agreement (the "Merger Agreement"). Although no assurances can be given, the parties intend to close the Merger by May 31, 2000.

Headquartered in Farmington Hills, Michigan, Data Systems has more than 13 years of experience providing strategic technology solutions to Fortune 1000 companies and over 16 state and local government agencies. Data Systems provides a wide range of services, including Applications Development, Network Services, Enterprise Management, Help Desk and Security Services. Management of Teks believes that the Data Systems infrastructure is capable of further expansion, moving from its current support of a $54 million annual revenue business, which includes a technical group experienced in Internet and Intranet technologies, to the support of a $100 million organization that can serve not only Data Systems's current core business of serving state and local governments but also Teks' electronic commerce and software development businesses.

FORWARD LOOKING STATEMENTS

THIS REPORT ON FORM 8-K CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE COVERED BY THE SAFE HARBORS CREATED THEREBY. INVESTORS ARE CAUTIONED THAT CERTAIN STATEMENTS IN THIS RELEASE ARE "FORWARD LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE KNOWN AND UNKNOWN RISK UNCERTAINTIES AND OTHER FACTORS. SUCH UNCERTAINTIES AND RISKS INCLUDE, AMONG OTHERS, CERTAIN RISKS ASSOCIATED WITH THE CLOSING OF THE TRANSACTIONS, GOVERNMENT REGULATION, AND GENERAL ECONOMIC BUSINESS CONDITIONS. ACTUAL EVENTS, CIRCUMSTANCES, EFFECTS AND RESULTS MAY BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. CONSEQUENTLY, THE FORWARD LOOKING STATEMENTS CONTAINED HEREIN SHOULD NOT BE REGARDED AS REPRESENTATIONS BY TEKINSIGHT.COM, INC., OR ANY OTHER PERSON, THE PROJECTED OUTCOMES CAN OR WILL BE ACHIEVED.

Item 7.       EXHIBITS

10.1 Letter of Intent, dated January 18, 2000, between TekInsight.Com, Inc. and Data Systems Network Corporation.

99.1      Press Release, dated January 20, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 25, 2000                  TEKINSIGHT.COM, INC.



                                              By:/s/Michael Niles
                                                 -----------------------
                                                 Michael Niles, Secretary

                                  EXHIBIT INDEX

          Exhibit Number             Exhibit Name
          --------------             ------------

          10.1 Letter of Intent, dated January 18, 2000, between TekInsight.Com, Inc. and Data Systems Network Corporation.

          99.1                       Press Release, dated January 20, 2000